UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2020

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area
code: (205) 969-3755
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the
Form 8-K filing
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or
Rule 12b-2 of
the Securities Exchange Act of 1934 (17
CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On November 19, 2020, MPT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”) and the operating partnership of Medical Properties Trust, Inc., a Maryland corporation (the “Company”), , MPT Finance Corporation, a Delaware corporation and wholly owned subsidiary of the Operating Partnership (“MPT Finance” and, together with the Operating Partnership, the “Issuers”), and the Company, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Credit Agricole Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $1,300,000,000 aggregate principal amount of the Issuers’ 3.500% Senior Notes due 2031 (the “Notes”) at an issue price of 100% of par value. The offering of the Notes is expected to close on or about December 4, 2020, subject to customary closing conditions.
The Notes are fully and unconditionally guaranteed on an unsecured basis by the Company.
The offering and sale of the Notes were made pursuant to a preliminary prospectus supplement, free writing prospectus and final prospectus supplement under the Issuers’ and the Company’s effective registration statement on
Form S-3 (File Nos. 333-229103,
333-229103-01
and
333-229103-02), each
of which has been filed with the Securities and Exchange Commission.
The Underwriting Agreement contains customary representations, warranties and covenants by the Issuers and the Company, and provides for customary indemnification by each of the Issuers and the Company for losses or damages arising out of or in connection with the sale of the Notes.
The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on
Form 8-K and
incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 19, 2020, among the Issuers, the Company, Goldman Sachs & Co. LLC, Credit Agricole Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Goodwin Procter LLP regarding legality of senior notes offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.
Date: November 24, 2020